                                  SCHEDULE 14A
                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the registrant /X/

Filed by a party other than the registrant / /

Check the appropriate box:

/ / Preliminary proxy statement

/ / Definitive proxy statement

/X/ Definitive additional materials

/ / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
                               KEMPER CORPORATION
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
                               KEMPER CORPORATION
- --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

/ / $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:

- --------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1

- --------------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------
- -------------------------
1Set forth the amount on which the filing fee is calculated and state how it was determined.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

- --------------------------------------------------------------------------------

(2) Form, schedule or registration statement no.:

- --------------------------------------------------------------------------------

(3) Filing party:

- --------------------------------------------------------------------------------

(4) Date filed:

- --------------------------------------------------------------------------------

/X/ Filing fee of $500 was previously paid in two payments on March 24, 1994 and March 28, 1994, the latter date when the Preliminary Proxy Statement was filed.

                               KEMPER CORPORATION

                          SUPPLEMENTAL PROXY STATEMENT
                                      FOR
                      1994 ANNUAL MEETING OF STOCKHOLDERS

This Supplemental Proxy Statement is furnished by Kemper Corporation (the "Company"), in connection with its solicitation of proxies to be voted at the Annual Meeting of Stockholders to be held May 11, 1994, and any postponements or adjournments thereof (the "Annual Meeting"), and amends and supplements the Company's 1994 Proxy Statement dated April 9, 1994 (the "Proxy Statement"). This Supplemental Proxy Statement should be read in conjunction with the Proxy Statement.

This Supplemental Proxy Statement provides certain additional information concerning other officers and employees of the Company who are or may be considered to be participants in the solicitation of proxies on behalf of the Board of Directors of the Company.

This Supplemental Proxy Statement is first being mailed to stockholders on or about April 22, 1994.

                            ADDITIONAL PARTICIPANTS

In addition to the persons listed on Annex C to the Proxy Statement, the following persons are or may be considered to be participants in the solicitation of proxies on behalf of the Board of Directors of the Company. Unless otherwise indicated, all persons listed in the table below are employed by Kemper Corporation, One Kemper Drive, Long Grove, Illinois 60049. Kemper Corporation is a financial services holding company with principal subsidiaries in asset management, life insurance and securities brokerage.

                                                                    KEMPER CORPORATION
                                                                 SECURITIES BENEFICIALLY
NAME/POSITION WITH THE COMPANY, SUBSIDIARY OR OTHER                    OWNED(1)
- --------------------------------------------------------------   ------------------------
Stephen G. McConahey, President and Chief Operating Officer of
  Kemper Securities, Inc.(2)(3)(4)(5).........................            22,464
                                                                      ----------
John B. Scott, Executive Vice President(2)(3)(5)..............            66,229
                                                                      ----------

- -------------------------

(1) Unless otherwise indicated, all numbers listed in this table and the footnotes refer to shares of Common Stock, $5.00 par value, of the Company, beneficially owned as of February 1, 1994.

(2) Includes 10,025 shares which Mr. McConahey and 41,325 shares which Mr. Scott can acquire within 60 days of February 1, 1994 under stock options granted pursuant to the Kemper Corporation 1985 Amended Stock Option Plan or 1990 Stock Option Plan.

(3) Includes shares owned by or for the benefit of the person's spouse, minor children or other relatives.

(4) Includes a single share stock award from the Company in April 1993.

(5) None of the persons named in this table have purchased or sold securities of the Company since February 1, 1992 except for the purchases and sales of shares of the Company's Common Stock detailed below. Unless stated otherwise, all of the stock purchases were made pursuant to the Kemper Corporation Dividend Reinvestment and Stock Purchase Plan (the "Investment Plan").

    Mr. McConahey acquired 2,700 shares of restricted stock on May 13, 1992 under the Kemper Corporation 1989 Senior Executive Long-Term Incentive Plan (the "1989 Plan") and acquired 6,000 shares of restricted stock on May 12, 1993 under the Kemper Corporation 1993 Senior Executive Long-Term Incentive Plan (the "1993 Plan"). Mr. McConahey has also regularly acquired shares, including shares purchased on behalf of custodial accounts for his two minor children, through the reinvestment of dividends under the Investment Plan, and he purchased 153 shares of Common Stock on February 28, 1992, 280 shares of Common Stock on December 31, 1993 (140 shares for his own account and 140 shares on behalf of a custodial account for one of his minor children), 246 shares of Common Stock on February 28, 1994 (123 shares for his own account and 123 shares on behalf of a custodial account for one of his minor children) and 82 shares on March 31, 1994 on behalf of a custodial account for one of his minor children, in each case through voluntary purchase transactions under the Investment Plan.

    Mr. Scott acquired 2,700 shares of restricted stock on May 13, 1992 under the 1989 Plan and acquired 4,500 shares of restricted stock on May 12, 1993 under the 1993 Plan. Mr. Scott has also regularly acquired shares of Common Stock through the reinvestment of dividends under the Investment Plan. Mr. Scott gifted 200 shares of Common Stock to his two minor children in December 1993, and he also donated 100 shares of Common Stock to a church in December 1993.

                                -- IMPORTANT --

Even if you have already returned the BLUE proxy card to General Electric Capital Corporation, you have every right to change your vote by completing, then signing, dating and returning, the enclosed WHITE PROXY CARD. Only your latest dated proxy card counts.

If your shares are held in "street name," only your bank or broker can vote your shares. Please contact the person responsible for your account and instruct him or her to vote the WHITE PROXY CARD as soon as possible.

If you have any questions or need further assistance in voting your shares, please call Kemper Corporation's proxy solicitor,

                            GEORGESON & COMPANY INC.
                         (toll free) at 1-800-223-2064.